UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2025 (October 28, 2025)
CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Las Colinas Blvd. Suite 900N, Irving, TX 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (972) 443-4000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	CE	New York Stock Exchange
4.777% Senior Notes due 2026	CE /26A	New York Stock Exchange
2.125% Senior Notes due 2027	CE /27	New York Stock Exchange
0.625% Senior Notes due 2028	CE /28	New York Stock Exchange
5.337% Senior Notes due 2029	CE /29A	New York Stock Exchange
5.000% Senior Notes due 2031	CE /31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On October 28, 2025, Celanese Corporation (the “Company”) announced the signing of a purchase and sale agreement with Element Solutions Inc to divest the Company's Micromax® portfolio of products.

Press Release

A copy of the press release announcing the above-referenced transaction is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Forward-Looking Statements
The information set forth in this Current Report contains certain “forward-looking statements,” which include information concerning the expected timing of the closing of the transaction, the Company’s plans, objectives, goals, future revenues, financial performance, deleveraging efforts, and other information that is not historical information. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained herein. These include, but are not limited to, the Company’s ability to obtain regulatory approval for and satisfy closing conditions to the transactions described herein, the timing of closing thereof, and the Company’s ability to realize the anticipated benefits of the transactions described herein. Numerous factors, many of which are beyond the Company’s control could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date it is made, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date the statement is made.

Item 9.01	Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit Number
Description

99.1	Press Release dated October 28, 2025.*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document contained in Exhibit 101)
* In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ ASHLEY B. DUFFIE
Name:	Ashley B. Duffie
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	October 28, 2025
3